NOTE RECEIVABLE	12 Months Ended
Dec. 31, 2021
Mother Earth's Storehouse, Inc. [Member]
NOTE RECEIVABLE

NOTE 6 – NOTE RECEIVABLE

As part of the sale of the Poughkeepsie store location in 2020 (see Note 9), the purchaser entered into a note for the remaining $175,000 of the purchase price payable to the Company. The note is receivable in monthly installments of $3,294, including principal and interest at a fixed rate of 5.00% through maturity of November 1, 2022, at which time a balloon payment is due. Upon maturity of the note, the remaining balance of unpaid principal and interest is due, payable in full. The balance of this note was $130,305 and $169,828 at December 31, 2021 and 2020, respectively.